UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 2, 2013

Homeowners Choice, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2– Financial Information

Item 2.02 Results of Operations and Financial Condition

On May 2, 2013, we released our earnings for the three months ended March 31, 2013. We plan to host an earnings conference call that same day at 4:30 p.m. Eastern time during which our chief executive officer and chief financial officer will discuss the results.

The call will be available by dialing—

Toll-Free: 877-407-9210

International: 201-689-8049

Investors or analysts that wish to participate in the call should contact Jay Madhu, vice president of investor relations at jmadhu@hcigroup.com or (813) 405-3660.

The conference call will be broadcast simultaneously and available for replay via the investor section of the company’s website at www.hcigroup.com.

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at (949) 574-3860.

A replay of the call will be available after 8:00 p.m. Eastern time on the same day through May 9, 2013.

Toll-Free Replay Number: 877-660-6853

International Replay Number: 201-612-7415

Conference ID#: 413667

Our earnings release appears as Exhibit 99.1 to this form 8-K

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits.

Exhibit 99.1 Earnings Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 2, 2013.

HOMEOWNERS CHOICE, INC.

BY:	/s/ Richard R. Allen
Name:	Richard R. Allen
Title:	Chief Financial Officer

A signed original of this Form 8-K has been provided to Homeowners Choice, Inc. and will be retained by Homeowners Choice, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.